                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3



Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      4,717,500.00
            Class B Note Interest Requirement                        279,708.54
            Class C Note Interest Requirement                        148,151.98
                      Total                                        5,145,360.52

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           5.55000
            Class B Note Interest Requirement                           5.79167
            Class C Note Interest Requirement                           2.19111

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          850,000,000
            Class B Note Principal Balance                           48,295,000
            Class C Note Principal Balance                           67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)    Required Owner Trust Spread Account Amount                 38,636,400.00



                                          By:
                                              ---------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,090,833.33
            Class B Note Interest Requirement                        101,527.78
            Class C Note Interest Requirement                        159,374.72
                       Total                                       1,351,735.83

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.45444
            Class B Note Interest Requirement                           1.62444
            Class C Note Interest Requirement                           1.98333

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                       By:
                                          ---------------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2




Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,249,500.00
            Class B Note Interest Requirement                        117,583.33
            Class C Note Interest Requirement                        186,697.26
                       Total                                       1,553,780.59

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.38833
            Class B Note Interest Requirement                           1.56778
            Class C Note Interest Requirement                           1.93611

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          900,000,000
            Class B Note Principal Balance                           75,000,000
            Class C Note Principal Balance                           96,429,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,714,290.00

(v)    Required Owner Trust Spread Account Amount                 10,714,290.00


                                           By:
                                              ---------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3




Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,062,500.00
            Class B Note Interest Requirement                        101,527.78
            Class C Note Interest Requirement                        157,097.94
                       Total                                       1,321,125.71

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.41667
            Class B Note Interest Requirement                           1.62444
            Class C Note Interest Requirement                           1.95500

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                           By:
                                              ---------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1




Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,018,243.33
            Class B Note Interest Requirement                         99,464.17
            Class C Note Interest Requirement                        160,395.00
                       Total                                       1,278,102.50

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.42611
            Class B Note Interest Requirement                           1.67167
            Class C Note Interest Requirement                           2.09667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          714,000,000
            Class B Note Principal Balance                           59,500,000
            Class C Note Principal Balance                           76,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,500,000.00

(v)    Required Owner Trust Spread Account Amount                  8,500,000.00



                                           By:
                                              ---------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                        703,611.11
            Class B Note Interest Requirement                         68,077.61
            Class C Note Interest Requirement                        114,852.42
                       Total                                         886,541.14

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.40722
            Class B Note Interest Requirement                           1.63389
            Class C Note Interest Requirement                           2.14389

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          500,000,000
            Class B Note Principal Balance                           41,666,000
            Class C Note Principal Balance                           53,572,000

(iv)   Amount on deposit in Owner Trust Spread Account             5,952,380.00

(v)    Required Owner Trust Spread Account Amount                  5,952,380.00



                                           By:
                                              ---------------------------------
                                           Name:  Patricia M. Garvey
                                           Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3



Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,020,000.00
            Class B Note Interest Requirement                        100,937.50
            Class C Note Interest Requirement                        168,481.84
                       Total                                       1,289,419.34

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.36000
            Class B Note Interest Requirement                           1.61500
            Class C Note Interest Requirement                           2.09667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of Net Swap Payment                                          0.00
       Amount of Net Swap Receipt                                  2,664,522.00

(ii)   Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(iii)  Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest                                  3,850,000.00
            Class B Note Interest                                    115,694.44
            Class C Note Interest                                    192,950.00
                       Total                                       4,158,644.44

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest                                       4.58333
            Class B Note Interest                                       1.65278
            Class C Note Interest                                       2.14389

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(v)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                 10,000,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,749,300.00
            Class B Note Interest Requirement                        180,483.33
            Class C Note Interest Requirement                        302,175.00
                       Total                                       2,231,958.33

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.38833
            Class B Note Interest Requirement                           1.71889
            Class C Note Interest Requirement                           2.23833

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,428,000.00
            Class B Note Interest Requirement                        146,766.67
            Class C Note Interest Requirement                        251,940.00
                       Total                                       1,826,706.67

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.41667
            Class B Note Interest Requirement                           1.74722
            Class C Note Interest Requirement                           2.33278

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,008,000,000
            Class B Note Principal Balance                           84,000,000
            Class C Note Principal Balance                          108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)    Required Owner Trust Spread Account Amount                 12,000,000.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,166,200.00
            Class B Note Interest Requirement                        116,355.56
            Class C Note Interest Requirement                        199,750.00
                       Total                                       1,482,305.56

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.38833
            Class B Note Interest Requirement                           1.66222
            Class C Note Interest Requirement                           2.21944

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2




Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,577,146.67
            Class B Note Interest Requirement                        157,344.44
            Class C Note Interest Requirement                        270,130.00
                       Total                                       2,004,621.11

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.34111
            Class B Note Interest Requirement                           1.60556
            Class C Note Interest Requirement                           2.14389

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,176,000,000
            Class B Note Principal Balance                           98,000,000
            Class C Note Principal Balance                          126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)    Required Owner Trust Spread Account Amount                 14,000,000.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

       (i) Amount of the distribution allocable to principal
       of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,832,600.00
            Class B Note Interest Requirement                        180,483.33
            Class C Note Interest Requirement                        306,000.00
                       Total                                       2,319,083.33

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.45444
            Class B Note Interest Requirement                           1.71889
            Class C Note Interest Requirement                           2.26667

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,689,800.00
            Class B Note Interest Requirement                        166,600.00
            Class C Note Interest Requirement                        281,775.00
                       Total                                       2,138,175.00

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.34111
            Class B Note Interest Requirement                           1.58667
            Class C Note Interest Requirement                           2.08722

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,166,200.00
            Class B Note Interest Requirement                        114,372.22
            Class C Note Interest Requirement                        197,200.00
                       Total                                       1,477,772.22

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.38833
            Class B Note Interest Requirement                           1.63389
            Class C Note Interest Requirement                           2.19111

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6




Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,247,913.33
            Class B Note Interest Requirement                        125,082.22
            Class C Note Interest Requirement                        226,270.00
                       Total                                       1,599,265.56

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.35056
            Class B Note Interest Requirement                           1.62444
            Class C Note Interest Requirement                           2.28556

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          924,000,000
            Class B Note Principal Balance                           77,000,000
            Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                               Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                        886,550.00
            Class B Note Interest Requirement                         89,250.00
            Class C Note Interest Requirement                        167,025.00
                       Total                                       1,142,825.00

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.40722
            Class B Note Interest Requirement                           1.70000
            Class C Note Interest Requirement                           2.47444

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          630,000,000
            Class B Note Principal Balance                           52,500,000
            Class C Note Principal Balance                           67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)    Required Owner Trust Spread Account Amount                  7,500,000.00



                                         By:
                                            ---------------------------------
                                         Name:  Patricia M. Garvey
                                         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8


Section 7.3 Indenture                              Distribution Date: 2/18/2003
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of
       the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

       Amount of the distribution allocable to the principal
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                       Total

(ii)   Amount of the distribution allocable to the interest
       on the Notes
            Class A Note Interest Requirement                      1,247,913.33
            Class B Note Interest Requirement                        126,536.67
            Class C Note Interest Requirement                        230,945.00
                       Total                                       1,605,395.00

       Amount of the distribution allocable to the interest
       on the Notes per $1,000 of the initial principal
       balance of the Notes
            Class A Note Interest Requirement                           1.35056
            Class B Note Interest Requirement                           1.64333
            Class C Note Interest Requirement                           2.33278

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          924,000,000
            Class B Note Principal Balance                           77,000,000
            Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                          By:
                                             ---------------------------------
                                          Name:  Patricia M. Garvey
                                          Title: Vice President